UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Sirius XM Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
SIRIUS XM HOLDINGS INC.
2022 Annual Meeting
Vote by June 01, 2022
11:59 PM ET

1221 AVENUE OF THE AMERICAS, 35th Floor NEW YORK, NY 10020

You invested in SIRIUS XM HOLDINGS INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 02, 2022.

Get informed before you vote

View the Notice & Proxy Statement/Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* June 02, 2022 8:30 AM EDT The company will be hosting the meeting live via the Internet. www.virtualshareholdermeeting.com/SIRI2022

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items							Board Recommends
1.	Election of Directors
	Nominees:
	01	David A. Blau	06	Evan D. Malone	11	Carl E. Vogel
	02	Eddy W. Hartenstein	07	James E. Meyer	12	Jennifer C. Witz	For
	03	Robin P. Hickenlooper	08	Jonelle Procope	13	David M. Zaslav
	04	James P. Holden	09	Michael Rapino
	05	Gregory B. Maffei	10	Kristina M. Salen
2.	Ratification of the appointment of KPMG LLP as our independent registered public accountants for 2022.						For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof. You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked with the arrow on your proxy card or Notice of Internet Availability of Proxy Materials available and follow the instructions.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.